Exhibit 10.4

Nscale Limited Employee Share Plan

Adopted by the Board on 11 July 2024, as amended on 19 August 2025, 14 January 2026, 18 May 2026 and 11 September 2026

Table of contents

1	Definitions and interpretation	1
2	Administration of the Plan	4
3	Eligible Participants	4
4	Grant of Awards	5
5	Exercise of Options	8
6	Rights attaching to Options and Restricted Shares	9
7	No interest in Shares under Option	10
8	Change of Control	11
9	Issue of Shares	11
10	Disposal Restriction	12
11	Tax	12
12	Notice	13
13	Amendment of the Plan	14
14	Termination of the Plan	14
15	Administration of the Plan	14
16	Rights of Eligible Participants and Participants	15
17	General	15
Schedule 1 Non-Employee Plan		17
Schedule 2 Company Share Option Plan		19
Schedule 3 U.S. ADDENDUM		28

i

Nscale Limited Employee Share Plan

The Plan involves the grant of Awards to Eligible Participants on the terms in this document.

1
Definitions and interpretation
1.1
Definitions

In this document:

Term

Definition

83b Election	means a tax election made in accordance with rule 4.10(b).

431 Election	means a tax election made in accordance with rule 4.9(a).

Acceptance Form

means an acceptance of the grant of an Award completed and signed by an Eligible Participant (and any Permitted Nominee) in the form attached to the Option Certificate or forming part of a Restricted Share Agreement.

Articles

Award

means the articles of association of the Company. means an Option or an award of Restricted Shares.

Bidder	means a person who proposes to acquire (together with their associates) all of the shares in the Company.

Board	means the Company’s board of Directors or a committee duly authorised by it.

Business Day	means a day that is not a Saturday, Sunday or public holiday in England when banks in London are open for business.

Change of Control Trigger Event

means:

(a)
a person acquires Control of the Company;
(b)
a court sanctions a compromise or arrangement under Section 895 or 901F of the Companies Act, for the purposes of a change of Control of the Company;
(c)
the Company disposes of the whole or a substantial part of its assets or undertaking;
(d)
an IPO; or
(e)
an event set out in paragraph (a), (b), (c) or (d) is, in the opinion of the Board, likely to occur in the near future and the Board decides to nominate a date on which a Change of Control Trigger Event is taken to have occurred.

Companies Act	means the Companies Act 2006.

Company	means Nscale Limited with registered number 16925886.

Control

means the power of a person to secure by means of the holding of shares or the possession of voting power or by virtue of any powers conferred by any articles of association (or other document), that the affairs of a body corporate are conducted in accordance with the wishes of that person.

Term

Definition

Date of Grant	means the date specified under rule 4.2(b).

Dealing Restrictions

means any internal or external restrictions on dealings

or transactions in securities which may include restrictions on the exercise of Options during such period before a proposed Change of Control Trigger Event of the Company as the Board, acting reasonably, may determine.

Dispose	includes assign, transfer, sell, agree to sell (including in respect of Shares, accepting a takeover in respect of those Shares) and grant a Security Interest.

Disposal Period

means, in respect of Options granted to an Eligible Participant, the period commencing on the Date of Grant and ending on the date that the relevant Option Vests, or such later date as may be determined at the time of grant of the Options under rule 4.2.

Disposal Restriction

means (a) a restriction set out in rule 10.1; (b) any lock-up or market standoff agreement or restriction imposed by the Company, an underwriter, or a Recognised Stock Exchange in connection with an IPO or other public offering, including any restriction on the sale, transfer, or other disposal of Shares or other Company securities for a period up to 180 days (or such longer period as determined appropriate by the underwriter or the Company) following completion of such offering; and (c) any blackout period, closed period, or dealing restriction imposed by the Company, a Recognised Stock Exchange, or applicable law during which a Participant is prohibited from exercising an Option or dealing in Shares (including any restriction arising under the rules of a Recognised Stock Exchange, the Market Abuse Regulation, or any code of conduct adopted by the Company in relation to dealing in Shares).

Eligible Participant	means any person who is designated by the Board to be an Eligible Participant under rule 3.

Employee	means an employee (including an employed executive director) of a member of the Group.

Exercise Date	means the date after which an Eligible Participant may exercise an Option.

Exercise Period	means the period from the Exercise Date to the Expiry Date.

Exercise Price	means the price payable on exercise of an Option to acquire the underlying Share, expressed in such currency as determined by the Board.

Expiry Date	means the date on or by which a Participant must exercise an Option before that Option expires.

Group	means the Company and its Related Bodies Corporate.

IPO	means the ordinary shares in the Company are quoted on the official list of a Recognised Stock Exchange.

Notice of Exercise	means a completed and signed notice substantially in a form approved by the Board.

Option	means an option granted under the Plan to subscribe for and be allotted Shares.

Term

Definition

Option Certificate	means a statement in a form, which may include an electronic form, determined by the Company setting out the terms of an Option determined under rule 4.2.

Participant	means the person holding or who has held an Award, being the relevant Eligible Participant or its Permitted Nominee (as the case requires).

Permitted Nominee	means a body corporate Controlled by an Eligible Participant, or any other entity as the Board may determine.

Plan	means this share plan, known as the Nscale Limited Employee Share Plan, as amended from time to time.

Post-Termination Exercise End Date

means

the date which is:

(a)
24 months after the Participant’s Termination Date; or
(b)
in the event of an IPO of the Company, the later of:
(i)
90 days after the IPO (if earlier than the date given by (a) above); or
(ii)
90 days after the Participant’s Termination Date,

or such longer period as the Board may determine, subject to the original Expiry Date.

Recognised Stock Exchange	means any recognised investment exchange (as defined in section 285 of the Financial Services and Markets Act 2000) or any other market, exchange or dealing facility determined by the Board.

Related Body Corporate	means any company that is a subsidiary or holding company of the Company (within the meaning of section 1159 of the Companies Act).

Restricted Share Agreement	means the agreement referred to in rule 4.7.

Restricted Shares	means Shares where the Award Holder is the beneficial owner from the Date of Grant subject to the Restricted Share Agreement.

Security Interest	means any interest, right or power that in substance secures payment or performance of any obligation, for example a mortgage or a charge.

Share

means a fully paid ordinary share or preference share in the Company or any other shares in the capital of the Company that may be issued from time to time, as the context permits or as determined by the Board in a given context.

Shareholders’ Agreement	means a shareholders’ agreement in respect of the Company.

Tax	means any tax and employee social security charges, wherever arising, in respect of a Participant’s Award or otherwise arising in connection with that Participant’s participation in the Plan.

Termination Date	means the date the termination of employment of an Eligible Participant takes effect, under the Eligible Participant’s written employment agreement or consultancy agreement or otherwise.

Term

Definition

Vesting	means an Option becoming exercisable, or Restricted Shares ceasing to be subject to any forfeiture provisions or other restrictions, and “Vest” and “Vested” will be understood accordingly.

Vesting Conditions	means conditions which must be satisfied before an Award can Vest.

1.2
Interpretation

In this document:

(a)
a reference to a clause, schedule, annexure or party is a reference to a clause of, and a schedule, annexure or party to, this document and references to this document include any schedules or annexures;
(b)
a reference to a party to this document or any other document or agreement includes the party’s successors, permitted substitutes and permitted assigns;
(c)
if a word or phrase is defined, its other grammatical forms have a corresponding meaning;
(d)
a reference to a document or agreement (including a reference to this document) is to that document or agreement as amended, supplemented, varied or replaced;
(e)
a reference to legislation or to a provision of legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;
(f)
if any day on or by which a person must do something under this document is not a Business Day, then the person must do it on or by the next Business Day;
(g)
a reference to a person includes a corporation, trust, partnership, unincorporated body, government and local authority or agency, or other entity whether or not it comprises a separate legal entity;
(h)
a reference to ‘month’ means calendar month;
(i)
unless otherwise required by law, a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic form including but not limited to correspondence via e-mail; and
(j)
headings are for convenience only and do not affect the interpretation.
2
Administration of the Plan

The Board will administer the Plan in accordance with this document.

3
Eligible Participants

The Board may designate an Employee as an Eligible Participant for the purposes of the Plan.

4

Grant of Awards
4.1
Grant of Awards
(a)
The Board may offer Awards in the form of Options or Restricted Shares over any number of Shares to an Eligible Participant on the terms the Board decides in accordance with rule 4.2, subject to the Plan and any applicable law.
(b)
The Board will grant Awards to an Eligible Participant by deed or in any other way which ensures the Awards are contractually enforceable or as the Board considers appropriate.
(c)
Each Option will entitle the Eligible Participant to receive one Share upon the exercise of the Option, subject to its terms.
4.2
Required terms of Awards

The Board will approve the terms of a grant of Awards, including:

(a)
the total number of Options, or Restricted Shares, granted to the Eligible Participant;
(b)
the Date of Grant, which in the case of Restricted Shares shall be taken to be the date of issue of the relevant Restricted Shares;
(c)
in the case of Options, the Exercise Period (including the Exercise Date and the Expiry Date);
(d)
the Exercise Price of Options or any price payable on acquisition of Restricted Shares;
(e)
any Vesting Conditions;
(f)
any Disposal Restrictions; and
(g)
any other terms of the Awards.
4.3
Option documents

The Company will, within ten Business Days after the Date of Grant, deliver to each Participant:

(a)
an Option Certificate;
(b)
an Acceptance Form;
(c)
a Notice of Exercise;
(d)
a copy of this Plan or a summary of this Plan (in which case this Plan will be made available on request, free of charge); and
(e)
any other explanatory material which the Company wishes to distribute.
4.4
Acceptance of Options

An Eligible Participant must complete, sign and return the Acceptance Form in accordance within any time specified to them otherwise the Options will lapse.

4.5
No payment for grant of Options

A Participant is not required to pay for the grant of an Option.

4.6
Register of Options

The Company must maintain a register of the Options.

4.7
Restricted Shares - required terms and documentation
(a)
An Eligible Participant who is to be granted Restricted Shares must enter into a Restricted Share Agreement with the Company setting out the terms on which the Restricted Shares will be issued and held, and in particular providing that:
(i)
to the extent the Award lapses, the Restricted Shares are forfeited and the Restricted Shares will immediately be transferred for no (or nominal) consideration to any person specified by the Board;
(ii)
the Participant will not transfer, give security over or assign the Restricted Shares subject to their Award prior to Vesting (or such other date as may be specified in the Restricted Share Agreement) except for transfer on death of the Participant to their personal representatives or beneficiary of their estate (as applicable) or to the extent agreed by the Board (and subject to such conditions as it may decide),
(b)
On or as soon as practicable after the Date of Grant of an Award of Restricted Shares the Board will procure that the relevant number of Restricted Shares are issued or transferred to the Participant, their Permitted Nominee, or any other nominee which has been specified by the Company for the purpose of holding Restricted Shares during the period prior to Vesting.
(c)
Except to the extent set out in the Restricted Share Agreement, the Participant shall have all of the rights of a shareholder in respect of Restricted Shares from the date of transfer until any date on which the Award comprising the Restricted Shares lapses (whether in whole or in part).
4.8
Permitted Nominees
(a)
An Eligible Participant may nominate a Permitted Nominee to hold the Options or Restricted Shares on their behalf by providing details of the Permitted Nominee on the Acceptance Form and having the Permitted Nominee sign the Acceptance Form.
(b)
The Board can, in its absolute discretion and without providing an explanation, decide whether or not to allow a Permitted Nominee (nominated by an Eligible Participant) to hold Options or Restricted Shares.
(c)
Where the Board decides not to allow a Permitted Nominee to hold Options or Restricted Shares on the Eligible Participant’s behalf, the Board will notify the Eligible Participant.
(d)
An Eligible Participant must immediately notify the Company in writing as soon as they become aware:
(i)
that they cease to Control their Permitted Nominee;
(ii)
of any transaction which may result in them ceasing to Control their Permitted Nominee; or
(iii)
that they cease to have an entitlement (whether or not that entitlement requires an exercise of discretion) to a majority of the distributions of their Permitted Nominee.
(e)
If an Eligible Participant ceases to Control their Permitted Nominee at any time, the Board may determine that any Options or Restricted Shares granted to the Permitted Nominee be transferred to the Eligible Participant.

4.9
UK Participants

For the avoidance of doubt, this Rule 4.9 of the Plan shall only apply to UK Participants.

(a)
As a condition of the exercise of any Options and the acquisition of any Shares in accordance with this Plan, the Participant shall, if reasonably requested by the Company, enter into a joint election with the Company under section 431(1) and/or 431(2) of the Income Tax (Earnings and Pensions) Act 2003 within 14 days of the acquisition of such Shares.
(b)
The Participant shall promptly provide any information reasonably requested by the Company to enable completion of the 431 Election and shall cooperate fully to ensure the 431 Election is validly completed and signed within the required statutory timeframe. If reasonably required by the Company, the Participant shall sign any additional documentation confirming their understanding of the tax consequences.
(c)
The Company shall also sign the 431 Election and retain a copy for its records, and shall provide the Participant with a copy for their own records.
(d)
The Company shall not be obliged to allot or transfer any Shares to the Participant in accordance with this Plan unless and until the completed 431 Election has been duly signed by both parties (where required), or until the Company has reasonably determined in its discretion that no such 431 Election is necessary.
4.10
US Participants

For the avoidance of doubt, this Rule 4.10 of the Plan shall only apply to US Participants.

(a)
It is the intent of the Company that any Option granted hereunder to a US Participant comply with, or be exempt from, US Code Section 409A, and that the Plan and Option be construed and administered consistent with such intent. Options may be granted to a US Participant only if the underlying Shares constitute “service recipient stock” (as defined in US Treasury Regulation Section 1.409A-1(b)(5)(iii)) for purposes of US Code Section 409A. Notwithstanding anything herein to the contrary, with respect to an Option that provides for a deferral of compensation within the meaning of US Code Section 409A and with respect to which a Change of Control Trigger Event would trigger settlement or payment of such Option, a “Change in Control Trigger Event” shall mean an event that qualifies both as a “Change in Control Trigger Event” (as defined in Section 1.1) as well as a “change in control event” as defined under US Code Section 409A. Any payments described in the Plan that are due within the “short-term deferral period” (as defined in US Code Section 409A) shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under US Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” (as defined in US Code Section 409A) to a Participant who is a “specified employee” (as defined in US Code Section 409A) shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to US Code Section 409A, shall be construed as a separate identified payment for purposes of US Code Section 409A. Nothing contained in the Plan or any document reflecting the terms of an Option shall be construed as a guarantee of any particular tax effect with respect to the Option. The Company does not guarantee that any Options provided under the Plan will be exempt from or in compliance with the provisions of US Code Section 409A, and in no event will the Company (or its affiliates) be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any Option being subject to, but not in compliance with, US Code Section 409A.

(b)
If a US Participant, in connection with the exercise of any Option (if permitted under an Option Certificate), or the grant of Restricted Shares, makes an election permitted under US Code Section 83(b) to include in such US Participant’s gross income in the year of transfer the amounts specified in US Code Section 83(b), then such Participant shall notify the Company of such election within ten (10) calendar days of filing the notice of the election with the US Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under US Code Section 83(b). The Board may, in connection with the grant of an Award or at any time thereafter, prohibit a US Participant from making the election described above.
5
Exercise of Options
5.1
Rights to acquire Shares

An Option entitles a Participant to acquire one Share:

(a)
provided any acquisition of Shares does not breach any Dealing Restrictions;
(b)
provided that any Vesting Conditions have been satisfied, or if the Board decides that any such Vesting Conditions shall be deemed to be satisfied;
(c)
during the Exercise Period;
(d)
for payment of the Exercise Price; and
(e)
otherwise in the manner required by the Board and specified in writing to the Eligible Participant at the time the Option is granted.
5.2
Right to exercise and lapse
(a)
Subject to rule 5.1, a Participant may exercise an Option at any time during the Exercise Period by:
(i)
delivering a Notice of Exercise;
(ii)
agreeing to be bound by the Shareholders’ Agreement (if one is applicable) and delivering an executed deed of accession to that agreement;
(iii)
paying the Exercise Price; and
(iv)
paying any applicable Tax or providing evidence satisfactory to the Board of having entered into arrangements with the Company to pay such Tax,

to the Company.

(b)
Unless the Board decides otherwise, an Option that has not been exercised on or before the Expiry Date, lapses on the day after the Expiry Date.

5.3
Lapse of Options on leaving employment

Subject to rule 5.1 and unless the Board decides otherwise, if an event in the table below occurs in respect of an Eligible Participant, the Eligible Participant’s Options are treated in accordance with the following table:

Event	On or before Exercise Date	During the Exercise Period

Eligible Participant: (i) being made redundant; (ii) resigning from employment with the Group; or (iii) being lawfully terminated from employment with the Group, but not for cause or serious breach of the employment contract or consultancy agreement

	Options lapse immediately except to the extent Vested. For Vested Options, the Expiry Date will be the Post-Termination Exercise End Date.	Options may be exercised up until the earlier of the Expiry Date or the Post-Termination Exercise End Date (and shall lapse immediately following that date).
Eligible Participant’s lawful termination from employment with the Group, for serious breach of the employment contract	All Options lapse immediately.	The Expiry Date is the Termination Date or a later date decided by the Board.
Death or disability (so that unable to perform normal duties – in the opinion of a medical practitioner nominated by the Board) of the Eligible Participant	Options lapse immediately except to the extent Vested. For Vested Options, the Expiry Date will be the Post-Termination Exercise End Date.	Options may be exercised up until the earlier of the Expiry Date or the Post-Termination Exercise End Date (and shall lapse immediately following that date).
Eligible Participant loses Control of their Permitted Nominee and the Options are not transferred to the Eligible Participant under rule 4.8(e)	Options lapse immediately.	Options lapse immediately.
5.4
Lapse of Restricted Shares

Subject to rule 5.1 and unless the Board decides otherwise, if an event in the table in rule 5.3 occurs in respect of an Eligible Participant, the Eligible Participant’s Restricted Shares are treated in accordance with the provisions set out in that Eligible Participants Restricted Share Agreement.

6
Rights attaching to Options and Restricted Shares
6.1
Adjustment for reconstruction
(a)
If there is a reconstruction or reorganization of the issued capital of the Company, stock split, reverse stock split, an extraordinary corporate transaction such as any exchange, conversion, redesignation, consolidation, combination, repurchase, recapitalization, sub-division, reclassification, reduction, return, or other relevant transaction or event affecting the share capital of the Company (including in connection with an IPO or any pre-IPO reorganization), affects the Shares such that an adjustment is appropriate to prevent the dilution or enlargement of the benefits, or potential benefits, intended to be made available to Participants under the Plan, the Board shall, acting reasonably, adjust or substitute, as to the number, class and price of Shares or other consideration subject to any Awards, any or all of:
(i)
the number, class, or description of Shares to be issued on exercise of an Option;

(ii)
the Exercise Price of such Shares; and/or
(iii)
the maximum number of Shares subject to all Awards and the maximum number of Shares with respect to which any one person may be granted Awards during any period stated in this Plan.
(b)
Without limiting rule 6.1(a), where prior to or in connection with an IPO the Company undertakes a reorganization or conversion of its share capital pursuant to which any class of shares is converted, exchanged, redesignated or reclassified into a different class of shares (a “Share Conversion”), each Option then outstanding shall, without any action by the Participant, automatically be converted into an option to acquire shares of the new class on equivalent economic terms, with appropriate adjustments to the number of shares and Exercise Price as determined by the Board acting reasonably to materially reflect the economic value of the Option.
6.2
Dividends

A Participant does not have the right to participate in dividends on Shares until Shares are issued on the exercise of an Option or, in the case of a Participant with Restricted Shares, in accordance with the terms of their Restricted Share Agreement.

6.3
Voting rights

A Participant does not have the right to vote in respect of an Option nor a Restricted Share that has not yet vested.

6.4
Participation in further issues
(a)
A Participant cannot participate in a new issue of Shares without exercising their Options.
(b)
If a pro rata bonus or cash issue of securities is awarded by the Company, the number of Shares to be issued on exercise of an Option and the Exercise Price will be adjusted as determined by the Board and written notice will be given to the Participant.
6.5
Transfer and Security Interests

Subject to rule 6.6 and the additional restriction in rule 10.1, Participants may only:

(a)
create a Security Interest in; or
(b)
transfer, assign, dispose or otherwise deal with,

Restricted Shares, Options, or any interest in Options, with the prior written consent of the Board.

6.6
Transmission

The transmission of Options or Restricted Shares to a legal personal representative or the beneficiary of the estate of an Eligible Participant following an Eligible Participant’s death, may be made without the prior written consent of the Board.

7
No interest in Shares under Option

A Participant has no interest in Shares the subject of Options until the Options are exercised and Shares are issued to that Participant.

8
Change of Control
8.1
Board to notify Participant of Change of Control Trigger Event

The Board must, as soon as reasonably practicable, give written notice to each Participant of a Change of Control Trigger Event.

8.2
Options exercisable on Change of Control

Unless the Board decides otherwise, if a Change of Control Trigger Event occurs, all Options Vest immediately and may be exercised by a Participant (regardless of whether any Vesting Conditions have been satisfied) by delivering a Notice of Exercise, payment of the Exercise Price and payment of any applicable Tax or evidence satisfactory to the Board of having entered into arrangements with the Company to pay such Tax to the Company. If a Change of Control Trigger Event occurs, the treatment of a Participant’s Restricted Shares shall be as set out in their Restricted Share Agreement.

8.3
Action available to the Board for unexercised Options

If a Change of Control Trigger Event occurs, the Company may:

(a)
buy-back Options held by a Participant for:
(i)
an amount agreed with the Participant; or
(ii)
the fair value of the Options as determined by the Board acting reasonably;
(b)
arrange for options to acquire shares in the Bidder to be granted to the Participants on substantially the same terms as the Options, but with any appropriate and reasonable adjustments decided by the Board to the number of shares in the Bidder to be issued on exercise of those options or the exercise price of those options, to ensure the Participants are not materially financially disadvantaged;
(c)
allow the Options to continue in accordance with their terms; or
(d)
proceed with a combination of any of the alternatives in rules 8.3(a), 8.3(b) or 8.3(c).
8.4
Participants to cooperate and attorney

Each Participant:

(a)
must do all acts, matters or things which are necessary or desirable to give effect to a buy-back or exchange of Options under rule 8.3; and
(b)
irrevocably appoint any two Directors as their attorney for the purpose of performing any act required of it under rule 8.4.
9
Issue of Shares
9.1
Issue of Shares on Exercise of Options

The Company will issue Shares to a Participant at the next Board meeting, or within 20 Business Days, whichever first occurs after receiving a valid Notice of Exercise, a completed and signed 431 Election (in the case of UK Participants) or 83b Election (in the case of US Participants), the Exercise Price and payment of any applicable Tax or evidence satisfactory to the Board of having entered into arrangements with the Company to pay such Tax.

9.2
Nominee

Shares may be delivered to and held by a nominee on behalf of the Participant.

9.3
Application for quotation

If the Shares are officially quoted by a Recognised Stock Exchange, the Company will apply to the Recognised Stock Exchange for official quotation of any Shares issued to a Participant after exercise of Options or as Restricted Shares, within the time prescribed by the applicable rules of that Recognised Stock Exchange but, in any event, within ten Business Days of the issue of those Shares.

9.4
Ranking

A Share issued on the exercise of any Option, or as a Restricted Share, ranks equally with all existing Shares of that class from the date of allotment (subject in the case of Restricted Shares, to the Restricted Share Agreement).

10
Disposal Restriction
10.1
No disposal of Awards and Shares for a specified period

Except as provided in this document, or pursuant to a Restricted Share Agreement, a Participant may not Dispose of any interest in an Option, or Share issued on exercise of an Option, or any Restricted Share under an Award granted under this Plan until:

(a)
in the case of Options, the expiry of the Disposal Period (or any longer period specified under rule 4.2); or
(b)
in the case of Restricted Shares, the date on which the relevant Shares have Vested or otherwise in accordance with their Restricted Share Agreement,

other than a Disposal in accordance with rule 11.1.

10.2
Holding locks or other procedures

If the Shares issued on the exercise of Options are subject to a Disposal Restriction, or in the case of Restricted Shares, the Company may implement any procedure (including a holding lock or other prohibition on the sale of any Shares) it considers appropriate to ensure the Disposal Restriction is complied with.

10.3
Restrictions cease on Change of Control Trigger Event

The Board may determine the Disposal Restriction ceases in circumstances where they consider that a Change of Control Trigger Event may occur. The Board must consider any taxation implications of a decision to remove the Disposal Restriction.

11
Tax
11.1
Withholding

Any member of the Group, any employing company, the trustee of any relevant employee benefit trust or any third-party provider nominated by the Board (for the purpose of this rule 11.1 a “Withholding Entity”) may make withholding arrangements as set out in this rule 11.1.

A Withholding Entity may make such withholding arrangements as it considers necessary or desirable, in order to comply with requirements for the withholding or recovery of Tax from a Participant, to collect any outstanding Exercise Price (or any amount payable in respect of Restricted Shares) and to meet any applicable dealing and/or currency exchange costs and other associated costs.

Withholding arrangements may include the sale on behalf of the Participant of some or all of the Shares to which the Participant is entitled under the Plan, withholding some or all of the Shares to which the Participant would otherwise be entitled under the Plan, or making deductions from any cash payment owed to the Participant.

11.2
Participant indemnity

Each Participant indemnifies the Group for that Participant’s liability for Tax.

12
Notice
12.1
Method of giving notice

A notice, consent or communication under this document is only effective if it is:

(a)
in writing in English, signed by or on behalf of the person giving it;
(b)
addressed to the person to whom it is to be given; and
(c)
given as follows:
(i)
delivered by hand to that person’s address;
(ii)
sent to that person’s address by prepaid mail or by prepaid airmail, if the address is overseas;
(iii)
sent by fax to that person’s fax number where the sender receives a transmission confirmation report from the despatching machine indicating the transmission has been made without error and showing the relevant number of pages and the correct destination fax number or name of recipient; or
(iv)
sent by email to that person’s email address where the sender receives an email receipt or other written confirmation from the recipient to the sender which indicates that the email was received at the email address of the recipient.
12.2
When is notice given

A notice, consent or communication given under rule 12.1 is given and received on the corresponding day set out in the table below. The time expressed in the table is the local time in the place of receipt.

If a notice is	It is given and received on
Delivered by hand or sent by fax or email or other electronic means	(a) that day, if delivered by 5.00pm on a Business Day; or (b) the next Business Day, in any other case.
Sent by post	(a) three Business Days after posting, if sent within the UK; or (b) seven Business Days after posting, if sent to or from a place outside the UK.

12.3
Participant’s address for notices

A Participant’s address, fax number and email address are as shown in the Company’s records or as otherwise notified by the Participant to the Company.

12.4
Company’s address for notices

The Company’s address for notices, including a Restricted Share Agreement, an Acceptance Form, an 83b Election, a 431 Election and/or Notice of Exercise is set out below or as otherwise notified by the Company to the Participant.

12.5
Notices to Permitted Nominees

Any notice or direction given under this Plan to a Permitted Nominee is validly given if it is provided to the associated Eligible Participant under rule 12.1.

13
Amendment of the Plan
13.1
Amendment

Subject to rule 13.2, the Board may amend the Plan in any manner it decides.

13.2
Restrictions

The Board must not make any amendment to the Plan which would:

(a)
have the effect of materially adversely affecting or prejudicing the rights of any Participant holding Awards at that time, except for amendments:
(i)
to comply with the Articles or any other law affecting the maintenance or operation of the Plan;
(ii)
to correct a manifest error; or
(iii)
to address potential adverse tax implications affecting the Plan arising from changes to laws relating to taxation, the interpretation of laws relating to taxation by the relevant governmental authorities (including the release of any ruling), courts or tribunals; or
(b)
effect a change to the number of Shares to which a Participant is entitled on exercise of the Options, the Exercise Price or the Exercise Period if such an amendment were not permitted by any applicable Dealing Restrictions or Rule 6.
14
Termination of the Plan

The Plan may be terminated or suspended at any time by the Board and that termination or suspension will not have any effect on or prejudice the rights of any Participant holding Awards at that time.

15
Administration of the Plan
15.1
Authority to form policy and delegation
(a)
The Board may make policy and regulations for the operation of the Plan which are consistent with the Plan and may delegate necessary functions to an appropriate service provider or employee capable of performing those functions and implementing those policies.
(b)
The Board may delegate functions and powers under this Plan as it considers appropriate, for the efficient administration of the Plan, to a committee made up of a person or persons capable of performing those functions and exercising those powers.
15.2
Obligations of Board

The Board in exercising a power or discretion conferred on it by this Plan is not under a fiduciary or other obligation to any other person.

15.3
Board decisions

The decision of the Board as to the interpretation, effect or application of this Plan is final.

15.4
Board, Company and delegates may act in its absolute discretion

Where the Board, the Company or their delegates may exercise any right or discretion or make any decision under this document, it may do so in its absolute discretion, conditionally or unconditionally, and without being required to give reasons or act reasonably. Rule 15.4 applies unless this document expressly requires otherwise.

15.5
Independent advice by Board

The Board or a committee may take and rely upon independent professional or expert advice on the exercise of any of their powers or discretions under this Plan.

16
Rights of Eligible Participants and Participants

Nothing in this Plan:

(a)
confers on any Eligible Participant the right to continue as an Employee;
(b)
affects any rights a member of the Group may have to terminate the employment of any Employee;
(c)
may be used to increase damages in any action brought against the Company or any Related Body Corporate, other than an action arising solely out of a Participant’s rights under the Plan; or
(d)
confers on any Eligible Participant any right or expectation of participation in the Plan or the grant of Awards in the future.
17
General
17.1
Articles

This Plan, the entitlements of Participants, and any obligations of the Company, under this Plan are subject to the Articles and any applicable law.

17.2
Costs
(a)
The Company must pay all the expenses, costs and charges incurred in operating the Plan.
(b)
The Company is not responsible for any duties or taxes which may become payable in connection with the grant of Awards, the issue and allotment of Shares on exercise of Options or any other dealing with Options or Shares (including, but not limited to, as a result of a transaction contemplated by rules 4.8(e) or 8.3), or under a Restricted Share Agreement.
17.3
Data protection

Participation in the Plan will be subject to:

(a)
any data protection policies applicable to any relevant member of the Group;
(b)
any applicable privacy notices; and
(c)
where required, any applicable consents.
17.4
Not pensionable

None of the benefits that may be received under the Plan are pensionable.

17.5
Advice

Participants should obtain their own independent advice at their own expense on the financial, taxation and other consequences to them of, or relating to, participating in the Plan.

17.6
Severance of rules

If any provision of the Plan is held to be invalid, illegal or unenforceable for any reason by any court with jurisdiction then, for the purposes of that jurisdiction only:

(a)
such provision will be deleted; and
(b)
the remaining provisions will continue in full force and effect, unless the Board decides otherwise.
17.7
Language

Where there is any conflict between the terms of the English version of the Plan, Restricted Share Agreements, Option Certificates and/or any ancillary documents and a version in any other language, the English language version will prevail.

17.8
Governing law and jurisdiction
(a)
The laws of England and Wales govern this document and the rights of Participants under the Plan.
(b)
Each Participant, the Company and the Board (and their delegates) irrevocably submit to the exclusive jurisdiction of the courts of England and Wales in respect of any disputes arising in connection with the Plan or any Award.

Schedule 1

Non-Employee Plan

1
Purpose

The purpose of this Schedule 1 is to provide for the grant of Awards to individuals who are not Employees. Awards granted under this Schedule 1 are granted under entirely separate but similar arrangements to Awards granted under the Plan.

2
Interpretation

The rules of this Schedule 1 are identical to the rules of the Plan, except as varied below.

3
Definitions

3.1
Definitions

In this Schedule:

Term

Definition

Consultant

means any person who acts in an advisory capacity for, or is engaged in the provision of services to, the Group, including any person who provides services to the Group pursuant to arrangements with an employer of record or similar entity.

Director	means a director of the Company.
Termination Date

means the date the termination of directorship or the consultancy arrangement of an Eligible Participant takes effect, under the Eligible Participant’s contract for services or consultancy agreement or otherwise.

4
Modifications to the rules of the Plan

The rules of the Plan, for the purpose of construction of this Schedule 1, are varied as follows:

4.1
Rule 3 (Eligible Participants) shall be amended to read as follows:

The Board may designate a Director or Consultant as an Eligible Participant for the purposes of the Plan.

4.2
Rule 5.3 (Lapse of Options) shall be amended to read as follows:

Subject to rule 5.1 and unless the Board decides otherwise, if an event in the table below occurs in respect of an Eligible Participant, the Eligible Participant’s Options are treated in accordance with the following table:

Event	On or before Exercise Date	During the Exercise Period

Eligible Participant’s (i) resignation or vacation from the Board or consultancy with the Group; or (ii) lawful termination from their contract for services or consultancy arrangement with the Group, but not for cause or serious breach of the contract for services or consultancy agreement

	Options lapse immediately except to the extent Vested. For Vested Options, the Expiry Date will be the Post-Termination Exercise End Date.	Options may be exercised up until the earlier of the Expiry Date or the Post-Termination Exercise End Date (and shall lapse immediately following that date).
Death or disability (so that unable to perform normal duties – in the opinion of a medical practitioner nominated by the Board) of the Eligible Participant	Options lapse immediately except to the extent Vested. For Vested Options, the Expiry Date will be the Post-Termination Exercise End Date.	Options may be exercised up until the earlier of the Expiry Date or the Post-Termination Exercise End Date (and shall lapse immediately following that date).
Eligible Participant’s lawful termination from their contract for services or consultancy arrangement with the Group, for serious breach of the contract for services or consultancy agreement	Options lapse immediately.	The Expiry Date is the Termination Date or a later date decided by the Board.
Eligible Participant loses Control of their Permitted Nominee and the Options are not transferred to the Eligible Participant under rule 4.8(e)	Options lapse immediately.	Options lapse immediately.

4.3
Rule 16 (Rights of Eligible Participants and Participants) shall be amended to read as follows:

Nothing in this Plan:

(a)
confers on any Eligible Participant the right to continue as a Director or a Consultant;
(b)
affects any rights a member of the Group may have to terminate any agreement with a Director or Consultant;
(c)
may be used to increase damages in any action brought against the Company or any Related Body Corporate, other than an action arising solely out of a Participant’s rights under the Plan; or
(d)
confers on any Eligible Participant any right or expectation of participation in the Plan or the grant of Awards in the future.

Schedule 2

Company Share Option Plan

1
Purpose and interpretation

The Company has established this Schedule 2 (the “CSOP Schedule”) to provide benefits to Employees in the form of share options in accordance with the requirements of Schedule 4 to the Income Tax (Earnings and Pensions) Act 2003 (“Schedule 4”). This CSOP Schedule will be interpreted so as to be consistent with Schedule 4.

The rules of the Plan as they apply to Options shall apply, subject to the modifications contained in this CSOP Schedule, whenever the Board decides to grant CSOP Options under this CSOP Schedule. In the event of any conflict between the provisions of this CSOP Schedule and any other provisions of the Plan in relation to a CSOP Option, the provisions of this CSOP Schedule will prevail.

2
Definitions
2.1
Definitions

In this CSOP Schedule:

Term	Definition

Constituent Company	means the Company and any Eligible Company nominated by the Board to be a Constituent Company from time to time.

Control	has the meaning given in section 719 of ITEPA.

CSOP Option	means an Option granted in accordance with this CSOP Schedule.

Eligible Company	means any company of which the Company has Control, including any jointly owned company (as defined in paragraph 34 of Schedule 4) that is:

(a) treated as being under the Company’s Control under paragraph 34 of Schedule 4; and

(b) is not excluded from being a Constituent Company under paragraph 34(4) of Schedule 4.

Existing CSOP Options	means all:

(a) CSOP Options; and

(b) options granted under any other Schedule 4 CSOP that has been established by the Company or any of its associated companies (as defined in paragraph 35 of Schedule 4), that can still be exercised.

HMRC	means HM Revenue & Customs.

ITEPA	means the Income Tax (Earnings and Pensions) Act 2003.

Key Feature	means any provision of this CSOP Schedule that is necessary to meet the requirements of Schedule 4.

Market Value

on any day means the market value of a share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and in respect of a share which is subject to a Restriction, the Market Value shall be determined as if it was not subject to the Restriction.

Restriction	has the meaning given in paragraph 36(3) of Schedule 4.

Schedule 4 CSOP	means a share plan that meets the requirements of Schedule 4.
3
Eligible Participants

The Board may designate an Employee as an Eligible Participant under this CSOP Schedule only if that Employee is:

(a)
either:
(i)
an employee of a Constituent Company; or
(ii)
a director of a Constituent Company who is required to devote at least 25 hours per week (excluding meal breaks) to their duties; and
(b)
not excluded from participation by virtue of paragraph 9 of Schedule 4 (material interest provisions).
4
Shares subject to CSOP Options

The Shares subject to CSOP Options shall be ordinary shares in the capital of the Company that meet the requirements of paragraphs 16 to 18 of Schedule 4. If such Shares cease to meet those requirements after the Date of Grant then, subject to paragraph 25A(7B) of Schedule 4, the CSOP Options shall cease to be treated as granted or held pursuant to Schedule 4 but shall continue in effect.

5
Required terms of CSOP Options

The Board will approve the terms of a grant of CSOP Options and notify the Participant of these as soon as practicable after the grant of the CSOP Options. Such terms shall include the items required by rule 4.2 in respect of Options and also:

(a)
a statement that the CSOP Options are subject to this CSOP Schedule and are granted pursuant to Schedule 4;
(b)
the times at which the CSOP Options may be exercised (in whole or in part);
(c)
whether or not the Shares which may be acquired by the exercise of the CSOP Options are subject to any Restriction (including any Disposal Restriction) and, if so, the details of any such Restriction; and
(d)
the circumstances under which the CSOP Options will lapse or be cancelled (in whole or in part), including any conditions to which the exercise of the CSOP Options is subject (in whole or in part).

The terms of CSOP Options may be varied after the Date of Grant, but only to the extent permitted by paragraph 21A of Schedule 4.

The Expiry Date of CSOP Options may not be later than the tenth anniversary of the Date of Grant.

6
Exercise Price
(a)
The Exercise Price per Share of a CSOP Option must not be less than the Market Value of a Share on the Date of Grant.
(b)
To exercise a Vested CSOP Option, a Participant must pay the Exercise Price to the Company, or have entered into arrangements approved by the Company to satisfy the Exercise Price (which may include an undertaking to pay in a form acceptable to the Board). Where such arrangements involve the sale of Shares acquired on exercise of CSOP Options to satisfy the Exercise Price, any such arrangements must involve the actual acquisition of Shares by the Participant prior to the sale of the Shares.
7
Vesting Conditions

Any Vesting Condition applicable to a CSOP Option which is based on performance:

(a)
shall be based on an objective measure of the performance of a Constituent Company, the Participant and/or the business unit of which the Participant is a part;
(b)
may be varied or waived by the Board if an event occurs that causes:
(i)
the CSOP Option to become exercisable before the end of the period over which the original Vesting Condition was to be assessed, if the original Vesting Condition cannot reasonably be applied to the shortened time period; or
(ii)
the Board to decide the Vesting Condition is no longer an appropriate measure of performance,

and if the Board varies a Vesting Condition in accordance with this paragraph 7(b), the varied Vesting Condition must, in the opinion of the Board, acting reasonably, be no more difficult nor materially easier to satisfy than the original Vesting Condition was at the date the CSOP Option was granted.

8
Individual limit

The Board must not grant CSOP Options to an Eligible Participant which would cause the aggregate Market Value of:

(a)
the Shares subject to those CSOP Options; and
(b)
the shares which the Eligible Participant may acquire on exercising any of their Existing CSOP Options, to exceed £60,000 or such other amount specified in paragraph 6 of Schedule 4 at the relevant time, and if the grant of CSOP Options would cause this limit to be exceeded then it shall take effect as a grant of the maximum number of CSOP Options which would not cause this limit to be exceeded.

Reference to Market Value in this paragraph 8 is to the Market Value on the date on which the relevant CSOP Options or Existing CSOP Options, as appropriate, were granted.

9
Non-transferability

A CSOP Option will lapse if the Participant assigns, transfers, charges or otherwise disposes of the CSOP Option or any of the rights in respect of it, whether voluntarily or involuntarily, including by operation of law, other than to that Participant’s legal personal representatives on death.

10
Restriction on exercise of a CSOP Option

A Participant may not exercise a CSOP Option while they are excluded from participation under paragraph 9 of Schedule 4.

11
Settlement of CSOP Options on exercise

CSOP Options shall only be settled by the issue or transfer of Shares (including the issue of Shares held in treasury) to the Participant. Notwithstanding any other provision of the Plan, the Board has no discretion to determine, and the Participant has no entitlement to request, that the exercise of a CSOP Option shall be settled in cash or by any other method of payment.

12
Cessation of employment
12.1
General rules

Rule 5.3 shall not apply to CSOP Options.

If a Participant ceases employment with the Group, their CSOP Options shall lapse on the date of such cessation unless:

(a)
another provision of this paragraph 12 applies; or
(b)
the Board decides otherwise.
12.2
Death of the Participant

Notwithstanding any other provision of this CSOP Schedule, if a Participant dies, their CSOP Options shall lapse except to the extent Vested. Vested CSOP Options may be exercised during the period of 12 months following the Participant’s death and shall lapse at the end of that period.

12.3
Statutory special circumstances

If a Participant ceases employment with the Group by reason of:

(a)
injury or disability;
(b)
redundancy within the meaning of the Employment Rights Act 1996;
(c)
retirement by agreement with their employing company;
(d)
a relevant transfer to a company outside of the Group within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006; or
(e)
the Constituent Company with which they are a director or employee ceasing to be under the Control of the Company,

their CSOP Options shall lapse immediately except to the extent Vested. Vested CSOP Options may be exercised during the period of 6 months following the Participant’s cessation of employment, subject to the Expiry Date.

12.4
Other special circumstances

If a Participant ceases employment with the Group by reason of:

(a)
resignation; or
(b)
being lawfully terminated from employment with the Group, but not for cause or serious breach of the employment contract,

their CSOP Options shall lapse immediately except to the extent Vested. Vested CSOP Options may be exercised during the period ending on the Post-Termination Exercise End Date.

13
Corporate events
13.1
Application of rule 8

Rule 8 is deemed to be modified to the extent necessary to give effect to the provisions of this paragraph 13.

Rule 8.3 (Action available to the Board for unexercised Options) and rule 8.4 (Participants to cooperate and attorney) shall not apply.

13.2
Meaning of Relevant Event

For the purposes of this paragraph 13, a “Relevant Event” means:

(a)
a person obtaining Control of the Company as a result of making an offer falling within paragraph 25A(3) of Schedule 4;
(b)
the court sanctioning a compromise or arrangement under section 899 or section 901F of the Companies Act, or shareholders becoming bound by a non-UK reorganisation (as defined by paragraph 35ZA of Schedule 4), that in each case is applicable to or affects:
(i)
all the ordinary share capital of the Company or all the Shares of the same class as the Shares to which the CSOP Options relate; or
(ii)
all the Shares, or all the Shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in a share scheme that meets the requirements of Schedule 4; or
(c)
a person becomes bound or entitled to acquire shares of a class over which CSOP Options have been granted under sections 979 to 982 or 983 to 985 of the Companies Act.
13.3
Exercising CSOP Options in connection with a Relevant Event

Subject to paragraphs 13.4, 13.5 and 14 of this CSOP Schedule, CSOP Options may be exercised:

(a)
within 6 months of a Relevant Event falling within paragraphs 13.2(a) or 13.2(b) of this CSOP Schedule; or
(b)
at any time after a Relevant Event falling within paragraph 13.2(c) of this CSOP Schedule, continuing for as long as that person remains so bound or entitled,

and CSOP Options will lapse and cease to be exercisable, to the extent not exercised, at the end of the relevant period.

13.4
Change of Control – 20 day period when Schedule 4 no longer met

If:

(a)
a Relevant Event specified in paragraph 13.2(a) of this CSOP Schedule occurs, or a change of Control occurs as a result of a Relevant Event specified in paragraphs 13.2(b)or 13.2(c) of this CSOP Schedule; and
(b)
as a result of the change of Control, Shares will no longer satisfy the requirements of Part 4 of Schedule 4,

CSOP Options may be exercised with the period of 20 days following the change of Control, and CSOP Options will lapse and cease to be exercisable, to the extent not exercised, at the end of this period.

13.5
Change of Control – 20 day period prior to Relevant Event
(a)
If the Board reasonably expects a Relevant Event to occur, the Board may make arrangements permitting CSOP Options to be exercised for a period of 20 days ending with the Relevant Event.
(b)
If a CSOP Option is exercised under this paragraph 13.5 it will be treated as having been exercised in accordance with paragraph 13.3 of this CSOP Schedule.
(c)
If the Board makes arrangements for the Vesting and exercise of CSOP Options under this paragraph 13.5 and the Relevant Event does not occur within 20 days of the purported exercise, the CSOP Option shall be treated as not having Vested and been exercised.
13.6
Application of Vesting Condition
(a)
Where a CSOP Option becomes exercisable in accordance with this paragraph 13, it may only be exercised to the extent that any Vesting Conditions have been satisfied or to the extent that the Board, in its discretion, deems any such Vesting Conditions to have been satisfied.
(b)
Subject to paragraph 13.6(a) above, in relation to a Vesting Condition that is based on the performance of a Constituent Company, the Participant and/or the business unit of which the Participant is a part, the CSOP Option may only be exercised to the extent that the Vesting Condition has been or will be treated as having been satisfied by reference to the period from the first day of the Performance Period to the date of the Relevant Event triggering exercise in accordance with the provisions of this paragraph 13.

13.7
Other relevant provisions
(a)
In this paragraph 13, a person shall be deemed to have obtained Control of a company if they, and others acting with them, have obtained Control of it together.
(b)
If the shareholders of the Company receive notice of a resolution for the voluntary winding up of the Company, any CSOP Option may be exercised in the period before that resolution is withdrawn, rejected or passed.
(c)
The Board shall notify Participants of any event that is relevant to CSOP Options under this paragraph 13 within a reasonable period after the Board becomes aware that such event will or is likely to occur.

14
Exchange of CSOP Options
14.1
Definitions for the purposes of this paragraph 14

In this paragraph 14:

Term

Definition

New CSOP Options	means replacement options which:

(a) are over shares that satisfy the requirements of paragraphs 16 to 18 of Schedule 4 in the Acquiring Company (or another company falling within paragraph 27(2)(b) of Schedule 4);

(b)
are a right to acquire such number of those shares as have, immediately after grant of the New CSOP Options, a total Market Value that is substantially the same as the total Market Value of the Shares subject to the Old CSOP Options immediately before their release;

(c)
have an exercise price such that the total price payable on complete exercise of the New CSOP Options is substantially the same as the total price that would have been payable for the acquisition of Shares on complete exercise of the Old CSOP Options; and

(d) are on terms otherwise identical to the terms of the Old CSOP Options.
Old CSOP Options	means CSOP Options to be released in exchange for New CSOP Options pursuant to this paragraph 14.

Relevant Event	has the meaning as defined in paragraph 13.2.

Rollover Period

means any period during which Old CSOP Options may be exchanged for New CSOP Options (under paragraph 26 of Schedule 4 and this paragraph 14), which shall have the same duration as the applicable appropriate period defined in paragraph 26(3) of Schedule 4.

14.2
Exchange
(a)
If, as a result of a Relevant Event, a company has obtained Control of the Company (the “Acquiring Company” as referred to in paragraph 26(2) of Schedule 4), each Participant may, by agreement with the Acquiring Company within the Rollover Period, release each Old CSOP Option for a New CSOP Option.
(b)
Any New CSOP Option granted under this paragraph 14 shall be treated as having been acquired at the same time as the relevant Old CSOP Option for all other purposes of this CSOP Schedule.
(c)
The CSOP Schedule shall be interpreted in relation to any New CSOP Options as if references to:
(i)
the “Company” (except for those in the definitions of Constituent Company and Eligible Company) were references to the Acquiring Company (or to any other company whose shares are subject to the New CSOP Options, as the context may require); and

(ii)
the “Shares” were references to the shares subject to the New CSOP Options.
(d)
The Company will remain the scheme organiser of the CSOP Schedule (as defined in paragraph 2(2) of Schedule 4) following the release of the Old CSOP Options and the grant of New CSOP Options under this paragraph 14.
(e)
The Acquiring Company shall issue (or procure the issue of) an Option Certificate for New CSOP Options.
(f)
For the purposes of this paragraph 14, Market Value shall be determined using a methodology agreed by HMRC.
15
Variation of share capital

If there is any variation of the share capital of the Company (including a capitalisation issue (other than a scrip dividend), rights issue, consolidation, subdivision or reduction of capital) that the Board considers affects (or may affect) the value of CSOP Options, the Board may adjust the number and description of Shares subject to each CSOP Option and/or the Exercise Price per Share of each CSOP Option in a manner that the Board, in its reasonable opinion, considers to be fair and appropriate. However:

(a)
any adjustment to the Exercise Price may only be made in accordance with the provisions of paragraph 22 of Schedule 4;
(b)
any adjustment to the number of Shares may be made only in accordance with either paragraph 22 of Schedule 4 or a mechanism notified to the Participant at grant;
(c)
the total Market Value of the Shares subject to the CSOP Option must be, immediately after the variation of share capital, substantially the same as immediately before the variation of share capital;
(d)
the total amount payable on exercise of the CSOP Option immediately after the variation of share capital must be substantially the same as immediately before the variation of share capital;
(e)
if it is intended that this CSOP Schedule shall continue to be a CSOP scheme within the meaning of paragraph 1(A1) of Schedule 4, no adjustment shall be made which would result in the requirements of Schedule 4 not being met in relation to a CSOP Option; and
(f)
the Exercise Price for a Share to be newly issued on the exercise of any CSOP Option shall not be reduced below its nominal value, unless the Board resolves to capitalise, from reserves, an amount equal to the amount by which the total nominal value of the relevant Shares exceeds the total adjusted Exercise Price, and to apply such amount to pay-up the relevant Shares in full.

If any adjustment to CSOP Options pursuant to this paragraph 15 results in CSOP Options subsisting in respect of a fractions of Shares, then when any such CSOP Options are exercised by the Participant they shall be deemed to be exercised over the aggregate number of Shares subject to such exercised CSOP Options, rounded down to the nearest whole Share.

16
Amendments to CSOP Schedule

No amendment may be made to a Key Feature of this CSOP Schedule if, as a result of the amendment, the CSOP Schedule would no longer meet the requirements of Schedule 4.

17
Discretion when operating this CSOP Schedule

If any discretion is exercised by the Board or the Company under the rules of the Plan (including, but not limited to, where varied or amended by this CSOP Schedule) in relation to a CSOP Option, such discretion must be exercised fairly and reasonably.

18
Disapplication of certain provisions

To the extent the provisions of this CSOP Schedule are contrary to the provisions of the Plan, the provisions of this CSOP Schedule override and apply in replacement of the terms and conditions set forth in the rules of the Plan. In addition to where stated in this CSOP Schedule, the following rules and schedule do not apply to CSOP Options:

(a)
Rule 4.8 (Permitted Nominees);
(b)
Rule 6.5 (Transfer and Security Interests);
(c)
Rule 11.1 (Withholding) to the extent that this rule provides for the settlement of CSOP Options otherwise than in Shares; and
(d)
Schedule 1 (Non-Employee Plan).

Schedule 3

U.S. ADDENDUM

1
Article 1. Purpose
1.1
This Addendum shall form an integral part of the Nscale Limited Employee Share Plan (the “Plan”). It shall apply only to Participants who are U.S. taxpayers. The Plan and this Addendum are complementary to each other and shall be read and deemed as one. Any requirements provided in this Addendum shall be in addition to the requirements provided in the Plan and in any applicable Award Agreement; provided, however, that in the event of any conflict between the provisions of the Plan or any Award Agreement, on the one hand, and this Addendum on the other, this Addendum shall govern and prevail. This Addendum is effective as of the date that the Plan becomes effective (the “Effective Date”), subject to the timely approval of the Company’s shareholders as set forth in Section 5.1 of this Addendum.
2
Article 2. Definitions

Unless otherwise defined herein, the terms defined in the other provisions of the Plan shall have the same meaning in this Addendum. For the purposes of this Addendum, the following additional definitions shall apply:

2.1
“Addendum” shall mean this U.S. Addendum, as amended from time to time.
2.2
“Award Agreement” shall mean an Option Certificate or a Restricted Share Agreement, as applicable, including the Acceptance Form.
2.3
“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.
2.4
“Change of Control Trigger Event” shall have the meaning set forth in the Plan; provided, however, that, with respect to any Award held by a U.S. Participant that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the applicable U.S. Participant of such Award incurring interest or additional tax under Section 409A.
2.5
“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows: (a) If the Shares are (i) listed on any Securities Exchange, their Fair Market Value shall be the closing sales price for a Share as quoted on such date or, if there is no closing sales price on the date in question, then the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in such source as the Board deems reliable. If the Shares are listed or traded on more than one Securities Exchange, then the Board shall select the exchange on which the Fair Market Value will be determined in its discretion; (b) if the Shares are not listed on a Securities Exchange, but the Shares are regularly quoted by a recognized securities dealer, their Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in such source as the Board deems reliable; or (c) if the Shares are neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, their Fair Market Value shall be established by the Board in good faith.

2.6
“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.7
“Group Company” shall mean each of the Company’s subsidiary corporations, as defined in Section 424(f) of the Code, when used in reference to a U.S. Participant in the Plan and in this Addendum.
2.8
“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.9
“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.
2.10
“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Section 4 of the Plan. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option.
2.11
“Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.
2.12
“Securities Exchange” shall mean a regulated (i) securities exchange such as the Euronext Paris, New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market, (ii) any national market system or (iii) automated quotation system.
2.13
“Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.
2.14
“Termination Date” shall have the meaning set forth in the Plan; provided, however, that, with respect to Incentive Stock Options, unless the Board otherwise provides in the terms of any Award Agreement or otherwise, or as otherwise required by applicable law, the date a leave of absence starts, the date of a change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute the Termination Date only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a U.S. Participant’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the member of the Group employing or contracting with such U.S. Participant ceases to remain a member of the Group following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
2.15
“U.S. Participant” shall mean, in respect of any Award, a Participant who is subject to tax under the Code in respect of such Award.
3
Article 3. Shares subject to the Plan
3.1
Subject to Section 3.2 below, the aggregate number of Shares which may be issued or transferred pursuant to Incentive Stock Options under the Plan is equal to 5% of the outstanding Shares of the Company on the Effective Date, as such may be adjusted for share splits, reverse splits or similar transactions affecting the Shares.
3.2
If any Shares subject to an Incentive Stock Option are forfeited or expire, or are converted to shares of another entity in connection with a Change of Control Trigger Event, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, the Shares subject to such Incentive Stock Option shall, to the extent of such forfeiture, expiration or conversion, again be available for future grants of Incentive Stock Options under the

Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1 and shall not be available for future grants of Incentive Stock Options: (i) Shares tendered by a U.S. Participant or withheld by the Company in payment of the exercise price of an Incentive Stock Option; (ii) Shares tendered by a U.S. Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Incentive Stock Option; and (iii) if applicable, Shares purchased on the open market with the cash proceeds from the exercise of Incentive Stock Options held by U.S. Participants. Notwithstanding the provisions of this Section 3.2, no Shares may again be optioned, granted or awarded if such action would cause an incentive stock option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.
3.3
Substitute Awards shall not reduce the Shares authorized for grant under Section 3.1, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any member of the Group or with which the Company or any member of the Group combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Incentive Stock Options under the Plan and shall not reduce the Shares authorized for grant of Incentive Stock Options under the Plan; provided, however, that Incentive Stock Options using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Group immediately prior to such acquisition or combination.
4
Article 4. Options
4.1
Exercise Price. The exercise price per Share subject to each Option shall be set by the Board, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code and shall not be less than par value of a Share.
4.2
Award Agreements. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3
Qualification of Incentive Stock Options. The Board may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a U.S. Participant during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan and this Addendum with respect to

Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a U.S. Participant, or any other Person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Board that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.
4.4
Option Term. The term of each Option (the “Option Term”) shall be set by the Board in its sole discretion; provided, however, that the Option Term shall not be more than (a) ten (10) years from the date the Option is granted to an Eligible Participant (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the first sentence of this Section 4.4 or Section 4.7, the Board may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any termination of employment of the Participant or otherwise, and may amend, subject to Section 4.7, any other term or condition of such Option relating to such termination of employment of the Participant or otherwise.
4.5
Notification Regarding Disposition. The U.S. Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the grant date (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such U.S. Participant, or (b) one year after the date of transfer of such Shares to such U.S. Participant. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
4.6
Transfers. Incentive Stock Options may not be transferred, unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option. In addition, the Board, in its sole discretion, may determine to permit a U.S. Participant to transfer Incentive Stock Options to a trust if, under Section 671 of the Code and other applicable law, the U.S. Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
4.7
Amendment. The Board may amend or modify any outstanding Award to convert an Incentive Stock Option to a Non-Qualified Stock Option. The U.S. Participant’s consent to such action shall be required if such action would materially and adversely affect any rights or obligations under the Award, unless the change is otherwise permitted under the Plan (including, without limitation, under Section 8 of the Plan).
5
Article 5. Miscellaneous
5.1
Shareholder Approval, Amendment, Suspension or Termination of the Plan.
(a)
The Plan and this Addendum shall be submitted to the Company’s shareholders for approval within twelve (12) months after the Effective Date. If the shareholders fail to approve this Addendum within such period, then any grants, or exercises that have already occurred under this Addendum will be rescinded and no additional grants or exercises of Options granted hereunder will thereafter be made under this Addendum.
(b)
Notwithstanding Section 13 of the Plan, the Board may not increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan and this Addendum as Incentive Stock Options without approval of the Company’s shareholders given within twelve (12) months before or after such amendment.
(c)
No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Incentive Stock Option be granted under the Plan after the tenth (10th) anniversary of the date on which the Plan was adopted by the Board (such anniversary, the “Expiration Date”). Any Incentive Stock Options that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
5.2
Changes in Shares or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events. Unless otherwise determined by the Board, no adjustment or action described in Section 8 of the Plan or in any other provision of the Plan shall be authorized to the extent it would (a) cause the Plan to violate Section 422(b)(1) of the Code or (b) cause an Award to fail to be exempt from or comply with Section 409A.
5.3
Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A, the Board may (but is not obligated to), without a U.S. Participant’s consent, adopt such amendments to the Plan and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 5.3 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

NScale Global Holdings Limited Employee Share Option Plan

Option Certificate

NScale Global Holdings Limited (Company) has granted the Eligible Participant named below Options under the NScale Global Holdings Limited Employee Share Option Plan (Plan) on the following terms and otherwise subject to terms of the Plan and the Global Appendix to this Option Certificate, which may alter the application of the rules of the Plan to the Options depending on the Eligible Participant’s circumstances and the country to whose laws they are subject. The terms used below are as defined in the Plan.

The Eligible Participant is required to accept the terms of the Options by signing and returning the Acceptance Form by [DATE], otherwise the Options will lapse meaning the Eligible Participant will lose the right to acquire any Shares subject to them.

1.	Eligible Participant’s Full name
2.	Eligible Participant’s Residential address
3.	(If applicable) Eligible Participant’s Permitted Nominee:
4.	(If applicable) Eligible Participant’s Permitted Nominee’s Registered Office
5.	Date of Grant
6.	Number of Options
7.	Exercise Price	US$#### per Option
8.	Exercise Date	At any time after the Option has Vested but before the Expiry Date
9.	Vesting Conditions	Time Based Vesting Conditions The Options will Vest as follows:
		Vesting Date	No. of Options Vesting
		6 months from the Date of Grant	25% of Options
		12 months from the Date of Grant	25% of Options
		18 months from the Date of Grant	25% of Options
		24 months from the Date of Grant	Remaining balance of Options
or such other earlier date(s) duly resolved by the Board. Any fractional numbers of Options Vesting shall be rounded down to the nearest whole Option.

10.	Expiry Date	Unless the Company agrees in writing to a later date, the Expiry Date shall be: (a) the tenth (10th) anniversary of the Date of Grant; or (b) if earlier, as prescribed by any rule of the Plan.
11.	Disposal Restrictions

The Participant or their nominated holder must not transfer, assign or dispose of the Options granted or the Shares issued on exercise of the Options during the Disposal Period as set out in rule 10.1 of the Plan.

12.	Tax	The Participant indemnifies the Group for any liability for Tax in accordance with rule 11 of the Plan.

NScale Global Holdings Limited Employee Share Option Plan

Global Appendix

The Participant’s participation in the Plan is governed exclusively by the Plan, the terms summarised in the applicable Option Certificate and this Global Appendix.

All Options are granted under the terms of Plan with the exception of those to individuals who are not Employees. Such Options are instead granted under Schedule 1 (Non-Employee Plan) of the Plan. This Global Appendix prevails in the event of any inconsistency with any other documents or communications relating to the Participant’s participation in the Plan.

The Participant should review all the provisions in Part A below and also the provisions in Part B below that are specific to any jurisdiction that may be applicable to the Participant. The Participant should also review the Plan, the applicable Option Certificate and any other documents or communications provided to the Participant in connection with the Plan (together with this Global Appendix, the Plan documents).

In this Global Appendix, capitalised terms that are used without definition in this Global Appendix shall have the meanings ascribed to them in the Plan.

1.
Part A: Provisions Applicable to All Participants

By participating in the Plan, the Participant acknowledges and agrees to each of the following provisions.

1.1
Documentation

The Participant has read, understood and agrees with the Plan, the applicable Option Certificate and this Global Appendix including any jurisdiction-specific notices in Part B below that may be applicable to the Participant.

1.2
No Public Offer

The Plan is strictly limited to Eligible Participants. Rights under the Plan are personal and may not be transferred, except in the circumstances prescribed in the Plan.

Eligibility to participate in the Plan, and any subsequent offers and participation, are not intended to constitute a public offer in any jurisdiction. The Participant should therefore keep all Plan documents confidential and may not reproduce, distribute or otherwise make public any such documents without the Company’s express written consent.

1.3
Independent Advice Recommended

The information provided in respect of the Plan does not take into account the Participant’s individual circumstances, objectives, needs or financial situation and does not constitute legal, tax, investment or financial advice. Options and related benefits under the Plan are in no way secured, guaranteed or warranted by the Group and participation in the Plan involves certain risks. The Participant should exercise caution in relation to Plan participation. The Participant should obtain independent professional advice if the Participant is in doubt about any of the contents of the Plan documents and before taking actions in relation to the Plan. The Participant acknowledges that the Participant has been given adequate opportunity to obtain such advice.

1.4
No Additional Entitlements

The Company’s offer of participation in the Plan is strictly discretionary and neither the Plan documents nor the Participant’s employment or service agreement provide or imply, unless otherwise explicitly stated, any expectation or right in relation to:

1.4.1
the Participant’s participation in the Plan or similar benefits or Options in the future;
1.4.2
the terms, conditions and amount of any Options that the Company may decide to offer in the future; or
1.4.3
the Participant’s continued employment, service or continuance as Consultant or Director of the Group.

The Company may at any time modify, suspend or terminate the Plan, and/or the Participant’s participation therein, at its entire discretion subject to and in accordance with the Plan.

The Participant acknowledges that the Participant is not automatically entitled to the exercise of any discretion under the Plan in the Participant’s favour, and that the Participant does not have any claim or right of action in respect of any decision or omission that may operate to the Participant’s disadvantage (even if such decision or omission is unreasonable, irrational or might otherwise be regarded as perverse or in breach of any duties). The Participant accepts that decisions made on behalf of the Company in respect of the Plan are final and binding in all respects.

These provisions apply regardless of whether offers or participation in the Plan are regular and repeated or on a one-time or otherwise exceptional basis, and whether the Plan administration involves the Participant’s employing or engaging entity and/or its respective payroll (if applicable).

1.5
No Effect on Employment-Related Rights

Any compensation the Participant receives (whether on a regular and repeated basis or on a one-time or otherwise exceptional basis, and regardless of whether the administration of such compensation involves the Participant’s employing or engaging entity and/or its respective payroll (if applicable)) in connection with the Plan is not part of the Participant’s base salary, wages or other remuneration.

The forfeiture (including reduction, cancellation or recoupment) provisions relating specifically to the Participant’s participation in the Plan are prescribed in the Plan documents. Such provisions are limited to the Participant’s participation in the Plan alone and nothing in the Plan documents:

1.5.1
will be taken into account in determining the Participant’s wages, salary, other remuneration or compensation, bonuses, payments of any kind upon termination of the Participant’s employment or engagement for any reason (whether or not found to be invalid, unlawful or in breach of employment laws in the jurisdiction where the Participant is employed or providing services or the terms of the Participant’s employment or service agreement, if any), pension or retirement arrangements and payments, or any similar payments to these or other employee benefits; or
1.5.2
confers on the Participant the right to continue as an employee, service provider or Consultant or Director of the Group.

No Plan documents form part of the Participant’s employment, service agreement or Consultant or Director’s contract for services with the Participant’s employing or engaging entity and they do not change in any way the terms of such agreement.

1.6
No Substantive Employer Involvement

The Plan is offered and administered by the Company and not by the Participant’s employing or engaging entity (if different). All Plan documents, and any links by which the Participant may access these documents, originate from and are maintained by the Company.

1.7
Electronic Communications

All Plan documents may be communicated and stored electronically using means that are secure, private and accessible to the relevant parties. The Participant consents to the sole use of electronic communications (including, without limitation, offer and acceptance) in connection with the Plan. The Participant may, however, request that hard copies of any Plan documents be provided to them, free of charge, by contacting the Plan administrator.

1.8
Data Protection

The Participant acknowledges that the Participant’s personal data will be processed in accordance with the data privacy policy, notice and/or agreement that is applicable to the Participant in connection with the Participant’s employment or service.

1.9
Risk Warnings

Share price risk: there is a risk that Shares may fall or rise in value. Market forces may impact the price of Shares and, in the worst case, the market value of the Shares may become zero. The Participant agrees that the Group is not liable for any loss due to movements in Share value.

Currency risk: if Shares are traded in a currency that is not the currency of the Participant’s jurisdiction, the value of the Shares to the Participant may also be affected by movements in the exchange rate. There may also be an exchange rate risk in relation to any Plan-related currency that is not the currency of the Participant’s jurisdiction. The Participant agrees that the Group is not liable for any loss due to movements in the exchange rate or any charges imposed in relation to the conversion or transfer of currency.

1.10
Insider Trading and Market Abuse

The Participant acknowledges that rules on dealing notification, insider trading and market abuse (including the terms of any relevant dealing policy) may from time to time apply to the Options and related benefits, particularly following an initial public offering involving the Company, and may prohibit or delay actions or decisions in relation to such payments or benefits. The Participant agrees that the Participant is solely responsible for compliance with such rules and that the Group is not liable for any loss due to such rules or for any breaches of such rules by the Participant.

1.11
Exchange Control and Resale Obligations

Under local exchange controls, currency controls or foreign asset reporting requirements, the Participant may be subject to certain notification, approval and/or repatriation obligations with respect to Shares and any funds the Participant may transfer or receive in connection with the Plan.

Among other things, such aforementioned obligations may affect the Participant’s ability to hold Shares, bring Shares into the Participant’s jurisdiction, reinvest dividends and receive any applicable dividends or dividend equivalents, Share sale proceeds and other payments in a local or foreign account. The Participant may further be subject to local securities law and/or exchange control restrictions and other obligations in the event of a resale of Shares.

The Participant agrees that the Participant is solely responsible for ensuring compliance with any such obligations that may apply to the Participant in connection with the Plan, and the Company recommends that the Participant obtain independent professional advice in this regard. In the event that the Participant fails to comply with any such obligations, the Participant agrees that the Group is not liable in any way for resulting fines or other penalties.

1.12
Tax Responsibility

The Participant acknowledges and agrees that:

1.12.1
all Plan benefits may be subject to tax and social security in the jurisdiction(s) where the Participant is employed, engaged, resides or is otherwise subject to taxation;
1.12.2
the Group may withhold amounts in any Share and/or cash payments and make arrangements as considered appropriate to meet any tax or social security liability. This may include withholding amounts at the locally applicable maximum rates. The Participant’s liability may also exceed any amounts withheld and paid on the Participant’s behalf;
1.12.3
the Participant is responsible for and bears any liability for any personal tax and social security charges or similar payments due in relation to the Participant’s participation in the Plan; and
1.12.4
the Participant indemnifies the Group and agrees to make any arrangements deemed appropriate by the Group in order to satisfy such payments.

The Group does not warrant any particular tax treatment in relation to the Plan benefits.

1.13
Mobile Employees

If the Participant is a mobile employee, meaning that the Participant is based in different jurisdictions during the course of the Participant’s employment and/or the Participant’s participation in the Plan or that the Participant is or may be subject to tax in more than one jurisdiction, the Participant is strongly encouraged to inform the Company and to consult the Participant’s personal tax adviser(s) regarding the tax treatment of any Options.

1.14
English Language

The Participant accepts that the Plan documents, including all related communications, may be in the English language only and it is possible that no translated or interpreted versions will be provided. The English versions of such documents will always prevail in the event of any inconsistency with translated or interpreted documents. The Participant agrees that the Participant is responsible for ensuring that the Participant fully understands the Plan documents.

1.15
Governing Law

The Plan is governed as prescribed in the Plan, and the Participant waives any entitlement to have any Plan-related disputes determined under an alternative jurisdiction except as required by applicable laws.

1.16
Adequate Information

The Participant certifies that the Participant:

1.16.1
has been given access to all relevant information and materials with respect to the operations and financial condition of the Company and participation in the Plan;
1.16.2
has read and understood such information and materials;

1.16.3
is fully aware and knowledgeable of the terms and conditions of the Plan; and
1.16.4
completely and voluntarily agrees to the terms and conditions of the Plan.
2.
Part B: Provisions Applicable to Participants in Certain Jurisdictions

The Participant will be subject to the provisions set forth below where the laws of the relevant jurisdiction apply to the Participant. Any relevant jurisdiction-specific provisions prevail in the event of any inconsistency with other provisions of this Global Appendix or other Plan documents.

These provisions are based on the securities, exchange control and other laws that are understood to be in effect in the relevant jurisdictions as of [DATE]. Such laws are often complex and change frequently and these provisions do not take into account the Participant’s individual circumstances. As a result, the Company strongly recommends that the Participant does not rely on such information as the Participant’s only source of information relating to the consequences of their participation in the Plan, and that the Participant seeks ongoing independent professional advice as appropriate.

2.1	If you are an Employee subject to the laws of certain EU Member States (Belgium, Ireland and the Netherlands)

This offer is being made to selected Employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of the Company. The company offering these rights is the Company. The shares which are the subject of these rights are ordinary shares in the Company. More information in relation to the Company including the share price can be provided upon request.

Details of the offer can be found in the Plan documents.

The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 1,000,000.

2.2	If you are subject to the laws of Belgium

Notwithstanding the contents of your Option Certificate, you will have 90 days from the Date of Grant to accept the terms of the Options by signing and returning the Acceptance Form.

2.3	If you are subject to the laws of Ireland

Notwithstanding the contents of your Option Certificate, the Expiry Date shall be the seventh (7th) anniversary of the Date of Grant or, if earlier, as prescribed by any rule of the Plan.

2.4	If you are an Employee subject to the laws of Norway

This offer is being made to selected Employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of the Company. The company offering these rights is the Company. The shares which are the subject of these rights are ordinary shares in the Company. More information in relation to the Company including the share price can be provided upon request.

Details of the offer can be found in the Plan documents.

The obligation to publish a prospectus does not apply because of Article 7-1 of the Norwegian Securities Trading Act (which implements Article 1(4)(i) of the EU Prospectus Regulation). The total maximum number of shares which are the subject of this offer is 1,000,000.

2.5	If you are subject to the laws of Portugal

If you are an employee, officer or service provider in Portugal, the following wording is made as part of the Plan documents:

Your Option and the benefits provided under the Option are in no way secured, guaranteed or warranted by the Company or your employer and the Company, and your employer does not guarantee a specified level of return on your Option or the shares you receive upon settlement of your Option. You expressly acknowledge that there is no obligation on the part of the Company or your employer to implement the Plan and grant any Option in subsequent years.

2.6	If you an Employee subject to the laws of the UK

This offer is being made to selected Employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of the Company. The company offering these rights is the Company. The shares which are the subject of these rights are ordinary shares in the Company. More information in relation to the Company including the share price can be provided upon request.

Details of the offer can be found in the Plan documents.

The obligation to publish a prospectus does not apply because of Section 86(1)(aa) of the Financial Services and Markets Act 2000 (as amended, supplemented or substituted by any UK legislation enacted in connection with the UK’s exit from the European Union). The total maximum number of shares which are the subject of this offer is 1,000,000.

2.7	If you are subject to the laws of the UK

As a condition of the exercise of your Options you agree:

2.7.1
to indemnify the Group for any liability to Tax in respect of your Options, which shall include secondary class 1 (employer’s) National Insurance contributions; and
2.7.2
if so required by the Company, to enter into a joint election within section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 in respect of your acquisition of Shares.

NScale Global Holdings Limited Employee Share Option Plan

Acceptance Form

This document is the Acceptance Form referred to in your Option Certificate for Options granted on [DATE] under the NScale Global Holdings Limited Employee Share Option Plan (Plan). If you wish to accept the grant, please complete and sign this form then return it to Nscale HR at nscalehr@hrrevolution.co.uk by 5.00pm on the date specified in the Option Certificate. If you do not do so the Options will lapse meaning you will lose the right to acquire any Shares subject to them. Terms used are as defined in the Plan.

If you wish to nominate a proprietary limited company you control (Permitted Nominee) to be the holder of your Options, please provide full details below. If your Permitted Nominee has two directors or more, both directors or a director and the company secretary must sign the form below. The Company has the absolute discretion to decide whether the Options are granted to you or your Permitted Nominee.

Eligible Participant’s full name:

Permitted Nominee’s full name and company registration number:

Address:

Email:

Options Acceptance:

My participation in the Plan is subject to the following terms:

•
I understand that the grant of the Options is wholly at the discretion of the Board and in no way represents a part of my contractual arrangements with the Company or right to be considered for or receive any future Options;
•
I acknowledge and agree that the grant of the Options is in full and final satisfaction of any obligations of the Company or any other member of the Group to grant me equity compensation up to an including the Date of Grant (specificed above in the Option Certificate), whether arising in connection with my applicable employment agreement or consulting agreement, or otherwise;
•
I have read and understood and agree to be bound by the terms of the Plan and the Option Certificate in respect of Options;
•
I understand that any Shares issued to me pursuant to the Options will be subject to the Articles and any applicable Shareholders’ Agreement;
•
I understand that I am required to indemnify the Group for any liability for Tax in respect of my Options;

•
I acknowledge that I have had the opportunity to obtain independent advice and have satisfied myself as to the consequences of my participation in the Plan; and
•
I consent to electronic execution of this acceptance form and acknowledge that execution via electronic means shall be binding as if executed and delivered in original counterpart to the Company.

Date:

Signature of Eligible Participant:

Signature of authorised representative of Permitted Nominee (if applicable):

NScale Global Holdings Limited Employee Share Option Plan

Notice of Exercise

To: Company Secretary

I ____________________ being the registered holder [/ a director of the registered holder] of Options granted on a Date of Grant of ____________________ irrevocably exercise ____________________ Options to have fully paid Shares in the Company issued, transferred or allocated.

[I am exercising my Options in respect of the Exercise Window notified to me which starts on [DATE] and I acknowledge and agree that the exercise of my Options shall be deemed to take place on the Business Day immediately following the last day of that Exercise Window.]

I/My nominee company agree(s) to become a member of, and to be bound by the Articles of, the Company.

Terms used are as defined in the Plan.

I attach:

a)
payment of ____________________ in full settlement of the Exercise Price for the Options hereby exercised and any applicable Tax for which I am liable in respect of the exercise of the Options;
b)
a signed deed of accession to the Shareholders’ Agreement; and
c)
[such other documents as may be notified to the Eligible Participant by the Company]

Dealing Restrictions

I represent to the Company that I do not possess any insider information that would result in the exercise of the Options of the acquisition of Shares pursuant to them being prohibited under any Dealing Restrictions.

Date:

Signature of Eligible Participant:

[Signature of Permitted Nominee director/s:]:

Nscale Global Holdings Limited Employee Share Plan

Restricted Share Agreement

Nscale Global Holdings Limited (Company) hereby issues to the Eligible Participant named below an Award under the Nscale Global Holdings Limited Employee Share Plan (including Schedule 1 (Non-Employee Plan) (Plan) in the form of Restricted Shares on the following terms and otherwise subject to terms of the Plan and the Global Appendix to this Agreement, which may alter the application of the rules of the Plan to the Awards depending on the Eligible Participant’s circumstances and the country to whose laws they are subject. The terms used below are as defined in the Plan.

The Eligible Participant is required to accept the terms of the Award by signing and returning the Acceptance Form by [•], and the issuance will not become effective, and no Shares will be delivered, in the absence of such acceptance, (meaning the Eligible Participant will not acquire any Shares or other rights in respect of the Award).

Key Award Terms

1.	Eligible Participant’s Full name
2.	Eligible Participant’s Residential address
3.	(If applicable) Eligible Participant’s Nominee:
4.	(If applicable) Eligible Participant’s Nominee’s Registered Office
5.	Effective Date of Grant
6.	Number of Restricted Shares awarded
7.	Nominal value per Restricted Share	US$0.01
8.	Price payable

Non-cash consideration – the Restricted Shares shall be issued in consideration for the Eligible Participants provision of non-executive director services for the Company, including promoting the long-term sustainable success of the Company and establishing its purposes and strategies.

9.	Vesting Conditions

Time Based Vesting Conditions

The Award will Vest as follows, subject to remaining in office as a director of the Company: on the earlier of (i) a liquidity or change of control event undertaken by the Company, and (ii) the expiry of 3 years from the date of grant. Any fractional numbers of Shares Vesting shall be rounded down to the nearest whole Share.

10.	Lapse provisions

If the Participant ceases to hold office with the Company for any reason, then:

(i)
if the Participant continues to be contractually engaged by the Company or any of its subsidiaries, any unvested Restricted Shares shall continue to vest in accordance with this Agreement as if the Participant continued to hold office with the Company; or
(ii)
if (i) does not apply, any unvested Restricted Shares shall be forfeited and shall be bought back by or otherwise transferred at the direction of the Company.

11.	Change of Control

If a Change of Control Trigger Event occurs, the Company may arrange for any unvested Restricted Shares to be exchanged for shares in the Bidder to be held on substantially the same terms as the Restricted Shares under the terms of this Agreement, but with any appropriate and reasonable adjustments decided by the Board. In the absence of any such exchange, unvested Restricted Shares shall vest immediately.

12.	Disposal Restrictions	The Participant or their Permitted Nominee must not transfer, assign or dispose of the Restricted Shares subject to this Award prior to Vesting of the relevant Restricted Shares.
13.	Tax	The Participant indemnifies the Group for any liability for Tax in accordance with rule 11 of the Plan.

Nscale Global Holdings Limited Employee Share Plan

Global Appendix

The Participant’s participation in the Plan is governed exclusively by the Plan (including Schedule 1 to the Plan), the terms summarised in the applicable Restricted Share Agreement and this Global Appendix.

All Awards are issued under the terms of Plan with the exception of those to individuals who are not Employees. Such Awards are instead issued under Schedule 1 (Non-Employee Plan) of the Plan. This Global Appendix prevails in the event of any inconsistency with any other documents or communications relating to the Participant’s participation in the Plan.

The Participant should review all the provisions in Part A below and also the provisions in Part B below that are specific to any jurisdiction that may be applicable to the Participant. The Participant should also review the Plan, the applicable Restricted Share Agreement and any other documents or communications provided to the Participant in connection with the Plan (together with this Global Appendix, the Plan documents).

In this Global Appendix, capitalised terms that are used without definition in this Global Appendix shall have the meanings ascribed to them in the Plan.

1.
Part A: Provisions Applicable to All Participants

By participating in the Plan, the Participant acknowledges and agrees to each of the following provisions.

1.1
Documentation

The Participant has read, understood and agrees with the Plan, the applicable Restricted Share Agreement and this Global Appendix including any jurisdiction-specific notices in Part B below that may be applicable to the Participant.

1.2
No Public Offer

The Plan is strictly limited to Eligible Participants. Rights under the Plan are personal and may not be transferred, except in the circumstances prescribed in the Plan.

Eligibility to participate in the Plan, and any subsequent offers and participation, are not intended to constitute a public offer in any jurisdiction. The Participant should therefore keep all Plan documents confidential and may not reproduce, distribute or otherwise make public any such documents without the Company’s express written consent.

1.3
Independent Advice Recommended

The information provided in respect of the Plan does not take into account the Participant’s individual circumstances, objectives, needs or financial situation and does not constitute legal, tax, investment or financial advice. Awards and related benefits under the Plan are in no way secured, guaranteed or warranted by the Group and participation in the Plan involves certain risks. The Participant should exercise caution in relation to Plan participation. The Participant should obtain independent professional advice if the Participant is in doubt about any of the contents of the Plan documents and before taking actions in relation to the Plan. The Participant acknowledges that the Participant has been given adequate opportunity to obtain such advice.

1.4
No Additional Entitlements

The Company’s offer of participation in the Plan is strictly discretionary and neither the Plan documents nor the Participant’s employment or service agreement provide or imply, unless otherwise explicitly stated, any expectation or right in relation to:

1.4.1
the Participant’s participation in the Plan or similar benefits or Awards in the future;
1.4.2
the terms, conditions and amount of any Awards that the Company may decide to offer in the future; or
1.4.3
the Participant’s continued employment, service or continuance as Consultant or Director of the Group.

The Company may at any time modify, suspend or terminate the Plan, and/or the Participant’s participation therein, at its entire discretion subject to and in accordance with the Plan.

The Participant acknowledges that the Participant is not automatically entitled to the exercise of any discretion under the Plan in the Participant’s favour, and that the Participant does not have any claim or right of action in respect of any decision or omission that may operate to the Participant’s disadvantage (even if such decision or omission is unreasonable, irrational or might otherwise be regarded as perverse or in breach of any duties). The Participant accepts that decisions made on behalf of the Company in respect of the Plan are final and binding in all respects.

These provisions apply regardless of whether offers or participation in the Plan are regular and repeated or on a one-time or otherwise exceptional basis, and whether the Plan administration involves the Participant’s employing or engaging entity and/or its respective payroll (if applicable).

1.5
No Effect on Employment-Related Rights

Any compensation the Participant receives (whether on a regular and repeated basis or on a one-time or otherwise exceptional basis, and regardless of whether the administration of such compensation involves the Participant’s employing or engaging entity and/or its respective payroll (if applicable)) in connection with the Plan is not part of the Participant’s base salary, wages or other remuneration.

The forfeiture (including reduction, cancellation or recoupment) provisions relating specifically to the Participant’s participation in the Plan are prescribed in the Plan documents. Such provisions are limited to the Participant’s participation in the Plan alone and nothing in the Plan documents:

1.5.1
will be taken into account in determining the Participant’s wages, salary, other remuneration or compensation, bonuses, payments of any kind upon termination of the Participant’s employment or engagement for any reason (whether or not found to be invalid, unlawful or in breach of employment laws in the jurisdiction where the Participant is employed or providing services or the terms of the Participant’s employment or service agreement, if any), pension or retirement arrangements and payments, or any similar payments to these or other employee benefits; or
1.5.2
confers on the Participant the right to continue as an employee, service provider or Consultant or Director of the Group.

No Plan documents form part of the Participant’s employment, service agreement or Consultant or Director’s contract for services with the Participant’s employing or engaging entity and they do not change in any way the terms of such agreement.

1.6
No Substantive Employer Involvement

The Plan is offered and administered by the Company and not by the Participant’s employing or engaging entity (if different). All Plan documents, and any links by which the Participant may access these documents, originate from and are maintained by the Company.

1.7
Electronic Communications

All Plan documents may be communicated and stored electronically using means that are secure, private and accessible to the relevant parties. The Participant consents to the sole use of electronic communications (including, without limitation, offer and acceptance) in connection with the Plan. The Participant may, however, request that hard copies of any Plan documents be provided to them, free of charge, by contacting the Plan administrator.

1.8
Data Protection

The Participant acknowledges that the Participant’s personal data will be processed in accordance with the data privacy policy, notice and/or agreement that is applicable to the Participant in connection with the Participant’s employment or service.

1.9
Risk Warnings

Share price risk: there is a risk that Shares may fall or rise in value. Market forces may impact the price of Shares and, in the worst case, the market value of the Shares may become zero. The Participant agrees that the Group is not liable for any loss due to movements in Share value.

Currency risk: if Shares are traded in a currency that is not the currency of the Participant’s jurisdiction, the value of the Shares to the Participant may also be affected by movements in the exchange rate. There may also be an exchange rate risk in relation to any Plan-related currency that is not the currency of the Participant’s jurisdiction. The Participant agrees that the Group is not liable for any loss due to movements in the exchange rate or any charges imposed in relation to the conversion or transfer of currency.

1.10
Insider Trading and Market Abuse

The Participant acknowledges that rules on dealing notification, insider trading and market abuse (including the terms of any relevant dealing policy) may from time to time apply to the Awards and related benefits, particularly following an initial public offering involving the Company, and may prohibit or delay actions or decisions in relation to such payments or benefits. The Participant agrees that the Participant is solely responsible for compliance with such rules and that the Group is not liable for any loss due to such rules or for any breaches of such rules by the Participant.

1.11
Exchange Control and Resale Obligations

Under local exchange controls, currency controls or foreign asset reporting requirements, the Participant may be subject to certain notification, approval and/or repatriation obligations with respect to Shares and any funds the Participant may transfer or receive in connection with the Plan.

Among other things, such aforementioned obligations may affect the Participant’s ability to hold Shares, bring Shares into the Participant’s jurisdiction, reinvest dividends and receive any applicable dividends or dividend equivalents, Share sale proceeds and other payments in a local or foreign account. The Participant may further be subject to local securities law and/or exchange control restrictions and other obligations in the event of a resale of Shares.

The Participant agrees that the Participant is solely responsible for ensuring compliance with any such obligations that may apply to the Participant in connection with the Plan, and the Company recommends that the Participant obtain independent professional advice in this regard. In the event that the Participant fails to comply with any such obligations, the Participant agrees that the Group is not liable in any way for resulting fines or other penalties.

1.12
Tax Responsibility

The Participant acknowledges and agrees that:

1.12.1
all Plan benefits may be subject to tax and social security in the jurisdiction(s) where the Participant is employed, engaged, resides or is otherwise subject to taxation;
1.12.2
if required by applicable laws, the Group may withhold amounts in any Share and/or cash payments and make arrangements as considered appropriate to meet any tax or social security liability. This may include withholding amounts at the locally applicable maximum rates. The Participant’s liability may also exceed any amounts withheld and paid on the Participant’s behalf;
1.12.3
the Participant is responsible for and bears any liability for any personal tax and social security charges or similar payments due in relation to the Participant’s participation in the Plan; and
1.12.4
the Participant indemnifies the Group and agrees to make any arrangements deemed appropriate by the Group in order to satisfy such payments.

The Group does not warrant any particular tax treatment in relation to the Plan benefits.

1.13
Mobile Employees

If the Participant is a mobile employee, meaning that the Participant is based in different jurisdictions during the course of the Participant’s employment and/or the Participant’s participation in the Plan or that the Participant is or may be subject to tax in more than one jurisdiction, the Participant is strongly encouraged to inform the Company and to consult the Participant’s personal tax adviser(s) regarding the tax treatment of any Awards.

1.14
English Language

The Participant accepts that the Plan documents, including all related communications, may be in the English language only and it is possible that no translated or interpreted versions will be provided. The English versions of such documents will always prevail in the event of any inconsistency with translated or interpreted documents. The Participant agrees that the Participant is responsible for ensuring that the Participant fully understands the Plan documents.

1.15
Governing Law

The Plan is governed as prescribed in the Plan, and the Participant waives any entitlement to have any Plan-related disputes determined under an alternative jurisdiction except as required by applicable laws.

1.16
Adequate Information

The Participant certifies that the Participant:

1.16.1
has been given access to all relevant information and materials with respect to the operations and financial condition of the Company and participation in the Plan;
1.16.2
has read and understood such information and materials;

1.16.3
is fully aware and knowledgeable of the terms and conditions of the Plan; and
1.16.4
completely and voluntarily agrees to the terms and conditions of the Plan.
2.
Part B: Provisions Applicable to Participants in Certain Jurisdictions

The Participant will be subject to the provisions set forth below where the laws of the relevant jurisdiction apply to the Participant. Any relevant jurisdiction-specific provisions prevail in the event of any inconsistency with other provisions of this Global Appendix or other Plan documents.

These provisions are based on the securities, exchange control and other laws that are understood to be in effect in the relevant jurisdictions as of June 2025. Such laws are often complex and change frequently and these provisions do not take into account the Participant’s individual circumstances. As a result, the Company strongly recommends that the Participant does not rely on such information as the Participant’s only source of information relating to the consequences of their participation in the Plan, and that the Participant seeks ongoing independent professional advice as appropriate.

2.1	If you are subject to the laws of the US

The security evidenced hereby and any common stock issuable upon the conversion of the security evidenced hereby, have not been registered under the U.S. Securities Act of 1933, as amended (the Securities Act) or any securities laws of any state of the United States and, accordingly, may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, any person except a person who is not a U.S. Person, is not acquiring this security for the account or benefit of a U.S. Person and is acquiring this security in an Offshore Transaction in compliance with Regulation S under the Securities Act. As used herein, the terms 'Offshore Transaction', 'United States' and 'U.S. Person', have the meanings given to them by Rule 902 of Regulation S under the Securities Act.

Under Section 83 of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), a U.S. Person is permitted, but not required to, make an election under U.S. Code Section 83(b) to include in such U.S. Person’s gross income in the year of issue or transfer of a Restricted Share the amounts specified in U.S. Code Section 83(b) using the form of 83(b) election filing attached as Exhibit A to the Participant’s Restricted Share Award Acceptance Form. Under the terms of the Plan, such U.S. Person shall notify the Company of such election within ten (10) calendar days of filing the notice of the election with the U.S. Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under U.S. Code Section 83(b). The Board may, in connection with the issuance of an Award or at any time thereafter, prohibit a U.S. Participant from making the election described above.

Upon receipt of a copy of an 83(b) election filing, the Company shall not take any action or reporting position inconsistent with such filing, provided that, to the knowledge of the Participant, such filing contains true and accurate information. The Participant acknowledges that it is the Participant’s sole responsibility, and not the responsibility of the Company, to decide whether to file, and then to timely file if so desired, an election under U.S. Code Section 83(b) with respect to the Restricted Shares issued hereunder, even if the Participant requests the Company or its representative(s) to make such filing on behalf of the Participant.

Nscale Global Holdings Limited Employee Share Plan

Acceptance Form

If you wish to accept the issuance of the Restricted Shares as referred to above, please complete and sign this form by [•] on [•]. If you do not do so the issuance will not become effective meaning you will not acquire any Shares or other rights in respect of the Award. Terms used are as defined in the Plan.

If you wish to nominate a proprietary limited company you control (Permitted Nominee) to be the holder of your Shares, please provide full details below. If your Permitted Nominee has two directors or more, both directors or a director and the company secretary must sign the form below. The Company has the absolute discretion to decide whether the legal title to the Shares is delivered to you or your Permitted Nominee.

Eligible Participant’s full name:
Permitted Nominee’s full name and company registration number:
Address:
Email:

Restricted Shares - Award Acceptance:

My participation in the Plan is subject to the following terms:

●
I understand that the issuance of the Awards is wholly at the discretion of the Board and in no way represents a part of my contractual arrangements with the Company or right to be considered for or receive any future Awards;
●
I acknowledge and agree that the issuance of the Options is in full and final satisfaction of any obligations of the Company or any other member of the Group to issue me equity compensation up to an including the Date of Issue (specified above in the Option Certificate), whether arising in connection with my applicable employment agreement or consulting agreement, or otherwise;
●
I have read and understood and agree to be bound by the terms of the Plan and the Restricted Share Agreement;
●
I understand that the Shares issued to me pursuant to the Award will be subject to the Articles and any applicable Shareholders’ Agreement;
●
I hereby indemnify the Group for any liability for Tax in respect of my Award of Restricted Shares;
●
I will do all acts, matters or things which are necessary or desirable to give effect to the forfeiture of Shares on lapse of the Award;
●
I acknowledge that I have had the opportunity to obtain independent advice and have satisfied myself as to the consequences of my participation in the Plan;

●
(US Participants only) I acknowledge that if I desire to make an 83(b) election with respect to my Restricted Share Award pursuant to Exhibit A attached to this Acceptance Form, it is my responsibility alone to ensure such election is timely and properly made, and I must remit a copy of such election to the Company within ten (10) calendar days; and
●
I consent to electronic execution of this acceptance form and acknowledge that execution via electronic means shall be binding as if executed and delivered in original counterpart to the Company.

Date:
Signature of Eligible Participant:
Signature of authorised representative of Permitted Nominee (if applicable):

EXHIBIT A

ELECTION TO INCLUDE RESTRICTED SHARES IN GROSS INCOME PURSUANT TO
SECTION 83(b) OF THE U.S. INTERNAL REVENUE CODE

Enclosed

Form 15620 (October 2024)	Department of the Treasury - Internal Revenue Service Section 83(b) Election	OMB Number 1545-0074

The undersigned taxpayer hereby elects, pursuant to § 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for the property.

1. The taxpayer’s name, taxpayer identification number (TIN), and address:
Taxpayer’s name	Taxpayer’s TIN
Address (number and street)
City	State or province	ZIP or postal code	Country
2. The property which is the subject of this election is (describe property and quantity below) [___]
3. The date the property was transferred [___]
4. Taxable year for which the election is being made (taxable year that includes the date the property was transferred as reported in Box 3) [___]
5. The property is subject to the following restrictions (describe applicable restrictions below) [_ ]
6. The total fair market value of the property at the time of transfer is
a. Value per item $[___]	x	b. Quantity [___]	=	c. Total fair market value $[___]
7. For the property transferred, the taxpayer paid a total of
a. Price paid per item $[___]	x	b. Quantity [___]	=	c. Total price paid $[___]
8. The amount to include in gross income for the taxable year is (the result of the amount reported in Box 6(c) minus the amount reported in Box 7(c)) $[___]
9. Name, TIN, and address of the person for whom the taxpayer is providing services in connection with the transfer of property:
Name [___]	TIN [___]
Address (number and street) [___]
City [___]	State or province [___]	ZIP or postal code [___]	Country [___]

The undersigned taxpayer is the person performing the services in connection with which the property was transferred. The taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to (i) the person for whom the services were performed and (ii) the transferee of the property if the taxpayer and the transferee of the property are not the same person. Under penalty of perjury, the undersigned taxpayer declares that, to the best of undersigned taxpayer’s knowledge and belief, the information entered on this Form 15620 is true, correct, complete, and made in good faith.

Taxpayer signature	Date signed